Federated Investors
World-Class Investment Manager

John F. Donahue

President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969 to allow investors the opportunity to own shares of high-quality large corporations and to participate in the growth and income of those very successful corporations. I am pleased to present the fund's 31st Annual Report.

This $3.7 billion fund invests in many of America's blue-chip corporations--well-known, large-cap corporations whose shares are held by individuals and institutions alike.

The fund's investment strategy is to focus on stocks selected from the "Leaders List," a list of 100 companies, leaders in their industries by sales, by earnings and by market capitalization. These companies are in the top 25% of their respective industries, and are trading at low valuations historically and in the current market. These companies are easily recognized, successful entities, for example: Motorola, Inc., GTE Corp., ExxonMobil, IBM, CBS, etc. The services and products provided by these corporations are an integral part of our everyday lives.

This report covers the 12-month period from April 1, 1999 through March 31, 2000. It begins with a discussion with portfolio manager Arthur J. Barry, Vice President, who co-manages the fund with Michael P. Donnelly, Senior Vice President, both of Federated Investment Management Company.

Following this discussion are three additional items of shareholder interest. First is a series of graphs indicating the fund's historical performance. Second is a complete listing of the fund's portfolio and third is the publication of the fund's financial statements.

During the reporting period, Federated American Leaders Fund continued to focus on attractively valued companies with solid earnings growth. Both the New Economy and old Economy stocks--for example, Sun Microsystems and AT&T--are well represented in the fund. Attractively valued companies with solid earnings have long played a fundamental, important role in the investment portfolios of American investors. However, over the 12-month period covered by this report, market sentiment favored "dot-com" stocks whose soaring prices were based on good ideas rather than real earnings. As a result, the fund's carefully selected, value-based portfolio produced a relatively flat total return. The fund's share class performance, plus dividend income, and capital gains, are listed below.1

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	1.97%	$0.16	$0.52	$24.90 to $24.74 = (0.64%)
Class B Shares	1.19%	$0.00	$0.52	$24.87 to $24.67 = (0.80%)
Class C Shares	1.19%	$0.00	$0.52	$24.88 to $24.68 = (0.80%)
Class F Shares	1.94%	$0.16	$0.52	$24.88 to $24.71 = (0.68%)

The value investment style incorporated in the fund's prudent strategy, which has served our shareholders well over time, will remain in place. We strongly believe that the fund's holdings will respond as a return to fundamentals, such as valuation, cash flow and earnings, emerges in the marketplace.

Thank you for owning shares of America's high-quality corporations. Remember, periods of price declines have proven to be good buying opportunities, and I strongly recommend that you consider adding to your account on a regular basis.

Sincerely,

John F. Donahue

John F. Donahue
President
May 15, 2000

1 Performance quoted is based on net asset value, reflects past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (3.64%), (4.27%), 0.20%, and (0.06%), respectively.

Arthur J. Barry, CFA

Vice President

Federated Investment Management Company

Michael P. Donnelly, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

Federated American Leaders Fund, Inc.'s portfolio of large, blue-chip corporations has underperformed the Standard & Poor's 500 Index.1 Why?

The primary reason for the fund's underperformance was that the fund had roughly one-half of the market exposure to technology stocks (17.5% fund allocation versus 33.4% of the index). The Standard & Poor's technology sector was up 78% over the past 12 months. The fund found it difficult to find "value" situations in technology-related stocks where price-to-earnings, price-to-sales, and other ratios are just mind boggling.

Secondly, value stocks struggled over the past 12 months. While traditional valuation metrics did not appear to matter to companies conducting business in the New Economy, for those companies not fortunate enough to participate, there did not seem to be a price low enough to entice anyone to buy these stocks. For the fund's fiscal year, the 200 stocks in the S&P 500 Index with the lowest price to earnings ratios lost 23% in value, while the 100 companies with the highest price to earnings ratios returned 59%! One-third of the stocks in the fund's portfolio traded at less than 11 times this year's earnings, a sizable discount to the S&P 500 Index which traded at 29 times this year's earnings.

1 The S&P 500 Index is comprised of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged and investments cannot be made in an index.

How did Federated American Leaders Fund, Inc. perform for shareholders during the 12-month period?

For the 12-month reporting period ended March 31, 2000, the fund's Class A, B, C, and F Shares produced total returns of 1.97%, 1.19%, 1.19%, and 1.94%, respectively.1 This performance is based on net asset value and includes capital appreciation, income dividends, and capital gains. These returns did not match the 7.97% average return of the 480 multi-cap value funds tracked by Lipper Analytical Services, Inc.2 The S&P 500 Index produced a total return of 17.93% for the reporting period.

In addition to the general weakness among value-oriented stocks, what impacted the fund's performance?

On the positive side, performance was aided by some of our large technology holdings such as Sun Microsystems, Motorola and Lexmark International. In addition, our communication services holdings, such as U.S. West, performed well during the fund's fiscal year. Detracting from relative performance was unfavorable relative security performance in the capital goods and financial sectors. Within the capital goods sector, two of our holdings--Waste Management and Tenneco--experienced fundamental stumbles. In the Financial sector, which was relatively weak during the fund's fiscal year, our valuation disciplines led us to some very inexpensive insurance and non-bank financial names which were significantly hurt by Federal Reserve Board tightenings versus some of the ultra-large names in the sector. Stocks such as Allstate, Washington Mutual, CIT Group and Conseco fall into this camp. We believe that with Congress' passage of H.R.103 and the extreme undervalutation of these names that relative performance in this sector should improve during the coming fiscal year.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F Shares were (3.64%), (4.27%), 0.20%, and (0.06%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

3 H.R.10, now known as the Gramm-Leach-Bliley Financial Services Modernization Act, was signed into law by President Bill Clinton. This act repeals the Glass-Steagall Act, which affected how banks, securities firms and insurance companies conducted business.

How was the fund's portfolio weighted among sectors at the end of the period?

On March 31, 2000, the fund's sector weightings were as follows:

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	17.5%	33.4%
Financials	15.5%	13.0%
Consumer Cyclicals	11.8%	8.2%
Communication Services	10.4%	7.6%
Capital Goods	10.1%	8.2%
Energy	9.3%	5.4%
Consumer Staples	9.1%	9.9%
Health Care	8.5%	8.9%
Basic Materials	3.0%	2.5%
Utilities	3.0%	2.3%
Transportation	0.9%	0.6%
Other	0.4%	--

What were the fund's top ten holdings as of March 31, 2000, and tell us why you are bullish on these particular holdings.

The top ten holdings were as follows:

Name	Percentage of Net Assets
Sun Microsystems, Inc.	2.8%
News Corp. Ltd., ADR	2.2%
Motorola, Inc.	1.8%
AT&T Corp.	1.8%
U.S. West, Inc.	1.8%
GTE Corp.	1.7%
Seagate Technology, Inc.	1.7%
ABB AB, ADR	1.7%
Koninklijke (Royal) Philips Electronics NV, ADR	1.7%
Pharmacia & Upjohn, Inc.	1.6%
TOTAL PERCENTAGE OF PORTFOLIO	18.8%

Sun Microsystems, Inc.: In the last few years, Sun has made the transition from an unloved company to the premier beneficiary of the build-out of the eCommerce economy. As more companies embrace the Internet and more commerce occurs over the web, demand for Sun's products should increase. Even when many technology companies witnessed a Y2K hangover, Sun's sales and profit beat expectations, reflecting the unrelenting demand for servers.

News Corp.: News Corp is a leading vertically integrated media company with premier assets in broadcasting and satellites. Sales growth should be strong over the next couple of years as syndication sales ramp up. The company has been exhibiting improved financial discipline, and the stock is inexpensive versus its peer group.

Motorola, Inc.: Motorola gives the fund reasonably priced exposure to two very high growth industries--semiconductors and wireless communications. The company's restructuring is tracking ahead of plan and its redesigned phones are selling well. We expect wireless penetration worldwide to continue to increase and thus demand for wireless communication products to remain strong.

AT&T Corp.: With its acquisitions, AT&T can offer a full suite of telecommunication services. The company is well positioned to take advantage of two trends--broadband Internet access and interactive television. AT&T is unlocking value as it rationalizes its investment portfolio and issues tracking stock.

U.S. West, Inc.: U.S. West was the least expensive of all the Regional Bell Operating Companies and possesses a territory that will be the least effected by pending competition. These characteristics made U.S. West very attractive to both Global Crossing and Qwest, which were in a bidding war over the company. The company is to be acquired by Qwest.

GTE Corp.: GTE is currently the least expensive company amongst its peers and is one of few allowed to offer both local and long distance service to its customers. GTE is to be acquired by Bell Atlantic, which together form a phone company with an attractive package of assets.

Seagate Technology, Inc.: Seagate is improving earnings growth through productivity initiatives and as the disk drive market improves. The company has investments in other publicly owned companies that have significant value, most prominent of which is its over 30% holding in Veritas.

ABB AB, ADR: ABB is widely considered the "GE of Europe" without the financial services. The company is well positioned to benefit from the improvement in worldwide industrial production and has been dramatically improving its returns as it restructures its portfolio of businesses.

Koninklijke (Royal) Philips Electronics: Philips has strong competitive positions in lighting, consumer electronics and semiconductors. New management has improved these assets and shed weak divisions thereby improving business mix and profitability.

Pharmacia & Upjohn, Inc.: New management has improved the focus of the company. Pharmacia possesses one of the best growth rates in the pharmaceutical group due to its acquisition of Monsanto, good drug pipeline and low generic exposure.

In light of the current emphasis on the New Economy versus the Old Economy, and on growth management versus value management, what reasons would you cite to continue with the fund's long-term discipline?

We are obviously not pleased with this year's fund performance, but we maintain faith in the value disciplines that have served the fund well over the long term--identifying leading companies that are temporarily out of favor and appear inexpensive relative to their history relative to the market, as well as to their expected growth. We believe that the market environment witnessed over the past fiscal year is not normal and that a return to the fundamentals of earnings, cashflow and valuation sensitivity will emerge in the market place. During the past 18 months, we have witnessed a momentum-driven, casino-like environment which history has shown as not being sustainable. Great concepts must be converted into solid, profitable businesses for long-term investment success. Since 1969, the fund's managers have pursued ownership of large, blue-chip companies; corporations well-known and recognized by all of us. The success of these corporations, we believe, will continue, and now may be an excellent time to invest in a portfolio of these large, leading, undervalued companies.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $32,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $806,546 on 3/31/00. You would have earned an 11.07%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (3.64)%, 17.98%, and 14.86%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/25/94) total returns were (4.27)%, 18.21%, and 17.40%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were 0.20%, 18.41%, and 15.27%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (0.06)%, 19.04%, and 15.81%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $356,846.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $32,000, but your account would have reached a total value of $356,8461 by 3/31/00. You would have earned an average annual total return of 12.70%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children. On March 31, 1985, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment, along with their additional monthly $250 investments totaling $50,000 has grown to $171,450. This represents a 13.76% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated American Leaders Fund, Inc.--Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1990 to March 31, 2000, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

Average Annual Total Return[3] as of March 31, 2000
1 Year	(3.64%)
5 Years	17.98%
10 Years	14.86%
Start of Performance (2/26/69)	11.07%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was effective prior to October 1, 1994. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated American Leaders Fund, Inc.--Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 25, 1994 (start of performance) to March 31, 2000, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

Average Annual Total Return[3] as of March 31, 2000
1 Year	(4.27%)
5 Years	18.21%
Start of Performance (7/25/94)	17.40%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 2000, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

Average Annual Total Return[3] as of March 31, 2000
1 Year	0.20%
5 Years	18.41%
Start of Performance (4/22/93)	15.27%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A maximum 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class F Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 2000, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

Average Annual Total Return[3] as of March 31, 2000
1 Year	(0.06%)
5 Years	19.04%
Start of Performance (7/28/93)	15.81%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 2000

Shares			Value
		COMMON STOCKS--98.8%
		Basic Materials--3.0%
1,337,100		Corn Products International, Inc.	$32,173,969
847,900		Nucor Corp.	42,395,000
661,300		PPG Industries, Inc.	34,594,256

		TOTAL	109,163,225

		Capital Goods--10.1%
1,347,000		Boeing Co.	51,101,812
751,800		Deere & Co.	28,568,400
655,500		Honeywell International, Inc.	34,536,656
805,400		Ingersoll-Rand Co.	35,638,950
587,000		Johnson Controls, Inc.	31,734,687
358,108		Koninklijke (Royal) Philips Electronics NV, ADR	61,348,377
522,600		Textron, Inc.	31,813,275
177,000		TRW, Inc.	10,354,500
1,165,964		Tyco International Ltd.	58,152,454
1,024,500	[1]	Viasystems Group, Inc.	15,879,750
1,083,200		Waste Management, Inc.	14,826,300

		TOTAL	373,955,161

		Communication Services--10.4%
1,194,900		AT&T Corp.	67,213,125
363,900	[1]	AT&T Corp. -- Liberty Media Group, Inc., Class A	21,561,075
178,200		BCE, Inc.	22,352,962
950,800		BellSouth Corp.	44,687,600
1,490,700	[1]	Charter Communications, Inc.	21,358,936
906,100		GTE Corp.	64,333,100
329,600		Montana Power Co.	21,094,400
900,247		SBC Communications, Inc.	37,810,374
173,500		Telephone and Data Systems, Inc.	19,258,500
907,042		U S West, Inc.	65,873,925

		TOTAL	385,543,997

Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--11.5%
869,200		Block (H&R), Inc.	$38,896,700
1,025,000		Brunswick Corp.	19,410,937
1,549,800	[1]	Cendant Corp.	28,671,300
983,600		Cooper Tire & Rubber Co.	12,356,475
1,045,724		Delphi Automotive Systems Corp.	16,731,584
794,500	[1]	Federated Department Stores, Inc.	33,170,375
800,400		Ford Motor Co.	36,768,375
536,700		General Motors Corp.	44,445,469
2,184,400	[1]	Kmart Corp.	21,161,375
641,400		Knight Ridder, Inc.	32,671,312
818,200		Liz Claiborne, Inc.	37,483,787
1,396,200		Sherwin-Williams Co. (The)	30,629,137
2,427,400	[1]	Toys "R" Us, Inc.	35,955,863
697,100		Wal-Mart Stores, Inc.	38,689,050

		TOTAL	427,041,739

		Consumer Staples--9.1%
511,800		Anheuser-Busch Cos., Inc.	31,859,550
988,524		CBS Corp.	55,975,172
554,600		Kimberly-Clark Corp.	31,057,600
1,712,300		News Corp. Ltd., ADR	81,762,325
1,221,800		Philip Morris Cos., Inc.	25,810,525
1,883,000		Sara Lee Corp.	33,894,000
2,038,600		UST, Inc.	31,853,125
856,100	[1]	Viacom, Inc., Class A	45,747,844

		TOTAL	337,960,141

		Energy--9.3%
1,168,700		Ashland, Inc.	39,078,410
713,000		Coastal Corp.	32,798,000
887,800		Diamond Offshore Drilling, Inc.	35,456,513
748,654		ExxonMobil Corp.	58,254,639
785,500		Royal Dutch Petroleum Co., ADR	45,215,344
671,000		Schlumberger Ltd.	51,331,500
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
892,400		Sunoco, Inc.	$24,429,450
129,905		Transocean Sedco Forex, Inc.	6,665,750
949,700		USX -- Marathon Group	24,751,556
600,700		Williams Cos., Inc.	26,393,256

		TOTAL	344,374,418

		Financials--15.5%
570,345	[2]	ABB AB, ADR	63,256,165
1,424,800		Allstate Corp.	33,928,050
921,700		BankAmerica Corp.	48,331,644
1,033,984		Bear Stearns Cos., Inc.	47,175,520
500,050		CIGNA Corp.	37,878,788
2,638,900		CIT Group, Inc., Class A	51,458,550
341,900		Chase Manhattan Corp.	29,809,406
3,347,904		Conseco, Inc.	38,291,652
434,400	[1]	John Hancock Financial Services, Inc.	7,846,350
985,200		Lincoln National Corp.	33,004,200
634,200		Loews Corp.	31,710,000
777,600		MBIA, Inc.	40,483,800
380,050		Marsh & McLennan Cos., Inc.	41,924,266
858,600		PNC Financial Services Group	38,690,663
1,094,600		Washington Mutual, Inc.	29,006,900

		TOTAL	572,795,954

		Health Care--8.5%
1,001,000		Abbott Laboratories	35,222,688
665,500		Baxter International, Inc.	41,718,531
582,600		Bristol-Myers Squibb Co.	33,645,150
4,162,400	[1]	Healthsouth, Corp.	23,153,350
603,200		Merck & Co., Inc.	37,473,800
2,096,700	[1]	Oxford Health Plans, Inc.	31,974,675
1,021,000		Pharmacia & Upjohn, Inc.	60,494,250
858,900		United Healthcare Corp.	51,211,913

		TOTAL	314,894,357

Shares			Value
		COMMON STOCKS--continued
		Technology--17.5%
750,000		Compaq Computer Corp.	$19,968,750
416,300	[1]	Computer Sciences Corp.	32,939,738
877,200		Electronic Data Systems Corp.	56,305,275
1,323,600		First Data Corp.	58,569,300
484,000		International Business Machines Corp.	57,112,000
523,800	[1]	Lexmark International Group, Inc., Class A	55,391,850
389,800		Lucent Technologies, Inc.	23,680,350
220,900		Micron Technology, Inc.	27,833,400
477,300		Motorola, Inc.	67,955,588
1,471,600	[1]	Novell, Inc.	42,124,550
371,000	[1]	Parametric Technology Corp.	7,814,188
1,066,100	[1]	Seagate Technology, Inc.	64,232,525
1,085,300	[1]	Sun Microsystems, Inc.	101,696,002
1,302,800	[1]	Unisys Corp.	33,221,400

		TOTAL	648,844,916

		Transportation--0.9%
857,600		Union Pacific Corp.	33,553,600

		Utilities--3.0%
723,100		Duke Energy Corp.	37,962,750
1,722,300		Entergy Corp.	34,768,931
836,800		FPL Group, Inc.	38,545,100

		TOTAL	111,276,781

		TOTAL COMMON STOCKS (IDENTIFIED COST $3,109,898,883)	3,659,404,289

		PREFERRED STOCK--0.3%
		Consumer Cyclicals--0.3%
344,900		Cendant Corp., Conv. Pfd., $3.75 (identified cost $9,383,993)	9,894,520

Principal Amount			Value
		REPURCHASE AGREEMENT--0.4%[3]
$16,640,000		ABN AMRO, Inc., 6.18%, dated 3/31/2000, due 4/3/2000 (at amortized cost)	$16,640,000

		TOTAL INVESTMENTS (IDENTIFIED COST $3,135,922,876)[4]	$3,685,938,809

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At March 31, 2000, these securities amounted to $63,256,165 which represents 1.71% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $3,136,012,731. The net unrealized appreciation of investments on a federal tax basis amounts to $549,926,078 which is comprised of $957,241,782 appreciation and $407,315,704 depreciation at March 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($3,702,285,793) at March 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 2000

Assets:
Total investments in securities, at value (identified cost $3,135,922,876 and tax cost $3,136,012,731)		$3,685,938,809
Cash		784
Income receivable		8,016,270
Receivable for investments sold		28,978,189
Receivable for shares sold		11,044,100

TOTAL ASSETS		3,733,978,152

Liabilities:
Payable for investments purchased	$20,304,727
Payable for shares redeemed	9,339,031
Accrued expenses	2,048,601

TOTAL LIABILITIES		31,692,359

Net assets for 149,868,730 shares outstanding		$3,702,285,793

Net Assets Consist of:
Paid-in capital		$3,077,879,729
Accumulated net unrealized appreciation of investments[1]		550,015,933
Accumulated net realized gain on investments		73,499,349
Undistributed net investment income		890,782

TOTAL NET ASSETS		$3,702,285,793

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($1,671,779,968 ÷ 67,580,942 shares outstanding)		$24.74

Offering Price Per Share (100/94.50 of $24.74)[2]		$26.18

Redemption Proceeds Per Share		$24.74

Class B Shares:
Net Asset Value Per Share ($1,721,728,953 ÷ 69,780,748 shares outstanding)		$24.67

Offering Price Per Share		$24.67

Redemption Proceeds Per Share (94.50/100 of $24.67)[2]		$23.31

Class C Shares:
Net Asset Value Per Share ($185,062,620 ÷ 7,499,510 shares outstanding)		$24.68

Offering Price Per Share		$24.68

Redemption Proceeds Per Share (99.00/100 of $24.68)[2]		$24.43

Class F Shares:
Net Asset Value Per Share ($123,714,252 ÷ 5,007,530 shares outstanding)		$24.71

Offering Price Per Share (100/99.00 of $24.71)[2]		$24.96

Redemption Proceeds Per Share (99.00/100 of $24.71)[2]		$24.46

1 Includes $1,694,671 of unrealized appreciation at December 3, 1999, related to the tax-free transfer of assets from a Common Trust Fund.

2 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $272,844)		$68,423,709
Interest		3,709,279

TOTAL INCOME		72,132,988

Expenses:
Investment adviser fee	$25,334,934
Administrative personnel and services fee	2,960,000
Custodian fees	203,181
Transfer and dividend disbursing agent fees and expenses	4,871,018
Directors'/Trustees' fees	32,667
Auditing fees	34,859
Legal fees	17,717
Portfolio accounting fees	392,927
Distribution services fee--Class B Shares	14,096,176
Distribution services fee--Class C Shares	1,440,103
Shareholder services fee--Class A Shares	4,295,921
Shareholder services fee--Class B Shares	4,698,725
Shareholder services fee--Class C Shares	480,034
Shareholder services fee--Class F Shares	343,667
Share registration costs	357,725
Printing and postage	804,224
Insurance premiums	7,963
Taxes	608,936
Miscellaneous	56,760

TOTAL EXPENSES	61,037,537

Expenses Reduced by Directed Brokerage Arrangements	(101,946)

Net expenses		60,935,591

Net investment income		11,197,397

Realized and Unrealized Gain on Investments:
Net realized gain on investments		84,487,948
Net change in unrealized appreciation of investments		(56,015,276)

Net realized and unrealized gain on investments		28,472,672

Change in net assets resulting from operations		$39,670,069

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2000	1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,197,397	$16,069,315
Net realized gain on investments ($84,569,215 and $279,325,542, respectively, as computed for federal tax purposes)	84,487,948	279,325,386
Net change in unrealized appreciation of investments	(56,015,276)	(90,333,825)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,670,069	205,060,876

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,546,813)	(12,269,937)
Class B Shares	--	(1,639,307)
Class C Shares	--	(131,274)
Class F Shares	(843,498)	(1,055,791)
Distributions from net realized gain on investments
Class A Shares	(34,738,302)	(174,322,085)
Class B Shares	(38,153,931)	(168,304,148)
Class C Shares	(3,849,961)	(17,835,525)
Class F Shares	(2,855,500)	(15,130,507)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(90,988,005)	(390,688,574)

Share Transactions:
Proceeds from sale of shares	1,146,997,915	1,361,055,422
Proceeds from shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	2,156,473 [1]	--
Net asset value of shares issued to shareholders in payment of distributions declared	82,739,460	352,843,676
Cost of shares redeemed	(1,149,105,835)	(781,014,882)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	82,788,013	932,884,216

Change in net assets	31,470,077	747,256,518

Net Assets:
Beginning of period	3,670,815,716	2,923,559,198

End of period (including undistributed net investment income of $890,782 and $1,083,696, respectively)	$3,702,285,793	$3,670,815,716

1 Includes $1,694,671 of unrealized appreciation at December 3, 1999, related to the tax-free transfer of assets from a Common Trust Fund.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.90	$26.64	$21.40	$19.78	$15.66
Income From Investment Operations:
Net investment income	0.17	0.21	0.29	0.23	0.22
Net realized and unrealized gain on investments	0.35	1.26	8.39	3.11	4.70

TOTAL FROM INVESTMENT OPERATIONS	0.52	1.47	8.68	3.34	4.92

Less Distributions:
Distributions from net investment income	(0.16)	(0.20)	(0.21)	(0.21)	(0.17)
Distributions from net realized gain on investments	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.68)	(3.21)	(3.44)	(1.72)	(0.80)

Net Asset Value, End of Period	$24.74	$24.90	$26.64	$21.40	$19.78

Total Return[2]	1.97%	6.31%	43.95%	17.40%	32.00%

Ratios to Average Net Assets:

Expenses	1.16%	1.11%	1.14%	1.17%	1.16%

Net investment income	0.68%	0.87%	0.84%	0.95%	1.07%

Expense waiver/reimbursement[3]	--	--	--	0.03%	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,671,780	$1,621,527	$1,457,925	$638,082	$455,867

Portfolio turnover	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.87	$26.61	$21.40	$19.79	$15.67
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.03	0.06	0.05	0.10
Net realized and unrealized gain on investments	0.34	1.26	8.41	3.12	4.70

TOTAL FROM INVESTMENT OPERATIONS	0.32	1.29	8.47	3.17	4.80

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.03)	(0.05)	(0.05)
Distributions from net realized gain on investments	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.52)	(3.03)	(3.26)	(1.56)	(0.68)

Net Asset Value, End of Period	$24.67	$24.87	$26.61	$21.40	$19.79

Total Return[2]	1.19%	5.54%	42.78%	16.49%	31.10%

Ratios to Average Net Assets:

Expenses	1.91%	1.86%	1.89%	1.95%	1.93%

Net investment income (net operating loss)	(0.07%)	0.13%	0.11%	0.18%	0.32%

Expense waiver/reimbursement[3]	--	--	--	--	0.05%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,721,729	$1,738,564	$1,201,402	$540,995	$261,024

Portfolio turnover	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.88	$26.61	$21.40	$19.80	$15.66
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.03	0.05	0.04	0.05
Net realized and unrealized gain on investments	0.34	1.27	8.42	3.12	4.75

TOTAL FROM INVESTMENT OPERATIONS	0.32	1.30	8.47	3.16	4.80

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.03)	(0.05)	(0.03)
Distributions from net realized gain on investments	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.52)	(3.03)	(3.26)	(1.56)	(0.66)

Net Asset Value, End of Period	$24.68	$24.88	$26.61	$21.40	$19.80

Total Return[2]	1.19%	5.55%	42.78%	16.42%	31.14%

Ratios to Average Net Assets:

Expenses	1.91%	1.86%	1.89%	1.95%	1.96%

Net investment income (net operating loss)	(0.07%)	0.12%	0.11%	0.18%	0.27%

Expense waiver/reimbursement[3]	--	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$185,063	$175,843	$134,773	$69,990	$44,434

Portfolio turnover	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.88	$26.61	$21.40	$19.78	$15.66
Income From Investment Operations:
Net investment income	0.17	0.21	0.22	0.20	0.19
Net realized and unrealized gain on investments	0.34	1.27	8.43	3.13	4.72

TOTAL FROM INVESTMENT OPERATIONS	0.51	1.48	8.65	3.33	4.91

Less Distributions:
Distributions from net investment income	(0.16)	(0.20)	(0.21)	(0.20)	(0.16)
Distributions from net realized gain on investments	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.68)	(3.21)	(3.44)	(1.71)	(0.79)

Net Asset Value, End of Period	$24.71	$24.88	$26.61	$21.40	$19.78

Total Return[2]	1.94%	6.36%	43.80%	17.39%	31.95%

Ratios to Average Net Assets:

Expenses	1.16%	1.11%	1.14%	1.19%	1.21%

Net investment income	0.68%	0.87%	0.86%	0.94%	1.02%

Expense waiver/reimbursement[3]	--	--	--	0.01%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$123,714	$134,881	$129,458	$85,151	$55,329

Portfolio turnover	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 2000

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high-quality companies.

On December 3, 1999, the Fund received a tax-free transfer of assets from a Common Trust Fund as follows:

Class A Shares Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]
86,190	$2,156,473	$1,694,671

1 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available will be priced at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2000, par value shares ($0.20 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	30,000,000
Class B Shares	20,000,000
Class C Shares	25,000,000
Class F Shares	25,000,000
TOTAL	100,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	22,768,346	$573,212,123	23,860,472	$592,015,541
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	86,190	2,156,473	--	--
Shares issued to shareholders in payment of distributions declared	1,529,350	39,587,541	6,671,760	160,839,562
Shares redeemed	(21,912,496)	(549,187,290)	(20,151,161)	(497,963,928)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,471,390	$65,768,847	10,381,071	$254,891,175

Year Ended March 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,854,524	$480,573,533	27,415,116	$682,194,308
Shares issued to shareholders in payment of distributions declared	1,380,839	36,036,354	6,634,213	159,886,480
Shares redeemed	(20,350,448)	(503,640,825)	(9,306,496)	(227,618,837)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(115,085)	$12,969,062	24,742,833	$614,461,951

Year Ended March 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,930,413	$73,888,427	2,821,388	$70,046,322
Shares issued to shareholders in payment of distributions declared	140,378	3,662,744	701,366	16,918,449
Shares redeemed	(2,639,486)	(65,391,276)	(1,519,177)	(37,222,724)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	431,305	$12,159,895	2,003,577	$49,742,047

Year Ended March 31	2000		1999
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	699,432	$17,629,161	670,331	$16,799,251
Shares issued to shareholders in payment of distributions declared	133,418	3,452,821	630,147	15,199,185
Shares redeemed	(1,247,578)	(30,886,444)	(744,093)	(18,209,393)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(414,728)	$(9,804,462)	556,385	$13,789,043

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,372,882	$81,093,342	37,683,866	$932,884,216

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Mangament Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the period ended March 31, 2000, the Fund's expenses were reduced by $101,946 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended March 31, 2000, were as follows:

Purchases	$1,404,809,935
Sales	$1,366,556,182

CHANGE OF INDEPENDENT AUDITOR

On May 19, 1999, the Fund's Directors, upon the recommendation of the Audit Committee of the Directors, requested and subsequently accepted the resignation of Arthur Andersen LLP ("AA") as the Fund's independent auditors. AA's reports on the Fund's financial statements for the fiscal years ended March 31, 1998 and March 31, 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended March 31, 1998 and March 31, 1999: (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1934, as amended.

The Fund, by action of its Directors, upon the recommendation of the Audit Committee of the Directors, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended March 31, 2000. During the Fund's fiscal years ended March 31, 1998 and March 31, 1999, neither the Fund nor anyone on its behalf has consulted D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund, Inc. (the "Fund") as of March 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1999, and the financial highlights for each of the periods in the four years ended March 31, 1999 were audited by other auditors whose report dated May 20, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 19, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF MARCH 31, 2000

Federated American Leaders Fund, Inc.

Established 1969

31ST ANNUAL REPORT

Federated
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

8042504 (5/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                                  APPENDIX FOR

                      FEDERATED AMERICAN LEADERS FUND, INC.

                        ANNUAL REPORT DATED MAY 31, 2000

PAGE 8 OF REPORT

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/00. The
"y" axis is measured in increments of $100,000 ranging from $0 to $800,000 and indicates that the ending value of and initial investment of $32,000 in the
Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $806,546 on 3/31/00.

PAGE 9 OF REPORT

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/00. The
"y" axis is measured in increments of $50,000 ranging from $0 to $400,000 and indicates that the ending value of an initial investment of $1,000 and subsequent investments of $1,000 each year for 31 years in the Fund's Class A
Shares, assuming the reinvestment of capital gains and dividends, would have grown to $356,846 on 3/31/00.

PAGE 10 OF REPORT

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/85 to 3/31/00. The
"y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of an initial investment of $5,000 and subsequent monthly investments of $250 over 15 years in the Fund's Class A
Shares, assuming the reinvestment of capital gains and dividends, would have grown to $171,450 on 3/31/00.

PAGE 11 OF THE REPORT

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class A Shares of Federated American Leaders Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 3/31/90 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class A Shares as compared to the S&P 500 and the LGIFA. The ending values were $41,692, $56,174, and $40,377, respectively.

PAGE 12 OF THE REPORT

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class B Shares of Federated American Leaders Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 7/25/94 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class B Shares as compared to the S&P 500 and the LGIFA. The ending values were $24,882, $37,824, and $27,793, respectively.

PAGE 13 OF THE REPORT

A6 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class C Shares of Federated American Leaders Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 4/22/93 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class C Shares as compared to the S&P 500 and the LGIFA. The ending values were $26,824, $38,374, and $28,827, respectively.

PAGE 14 OF THE REPORT

A6 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class F Shares of Federated American Leaders Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 7/28/93 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class F Shares as compared to the S&P 500 and the LGIFA. The ending values were $26,650, $38,374, and $28,827, respectively.